SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

WESTERN ASSET CORPORATE LOAN FUND INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

VOTING CAMPAIGN - INBOUND CALL FLOW
Thank you for calling, my name is < first name, last name >. How may I help you?
IF the shareholder has an initial inquiry,(i.e reason for the call, question regarding proposals, etc..) respond briefly to the inquiry and transition into retrieving their information in Proxy 01.
DO NOT put SH on hold while searching.
I would be happy to assist you.
If instructed: Do you have a reference number from the letter you received?
If no letter: May I please have your phone number so I can locate your information?
Use additional Search methods if sh cannot be found
ONCE FOUND:
Who am I speaking to? If a personal investment with a different name was pulled up, reconfirm search methods. Once confirmed, if not the shareholder or if it is a business record, ask if authorized to vote on the investment.
Is the mailing address still < Shareholder Street Address >?
Is there a current phone number we can update for you in our system?
This is regarding the investment in the Western Asset Corporate Loan Fund Inc.
***Remember to use alternate intro if investment is in a Trust, Custodial, Association or Club, Company name or 401K or pension plan.
Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote.
Would you like to vote along with the recommendations of the board? YES If Households for same SH:
I see you have additional investments with Western Asset Funds. Would you like to vote the same way on those investments?
NO
CFS REGISTERED SHAREHOLDERS & CORPORATE:
I am recording your
< > vote on your Western Asset investments and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?
CFS BENEFICIAL ONLY:
I am recording your < > vote on your Western Asset investments and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we’ll be mailing your confirmation to?
When you receive it please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.
Use Appropriate Rebuttal
Would you like to vote along with the recommendations of the board?
Shareholder Agrees to Vote
Shareholder Declines to vote
Thank you for your time. Have a good day/evening!
Thank you for your time and your vote. Have a good day/evening!

NCU Proxy Call Flow – Voting Campaigns
Hello, I am trying to reach < SH Full Name >. Is he/she available?
If yes, confirm SH identity
Who’s Calling? (prior to confirming SH)
My name is < First Name, Last name > and I am calling on a recorded line regarding your investment in the Western Asset Corporate Loan Fund Inc.
< Use Alternate Scripting if appropriate >
Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote FOR the proposals. Would you like to vote along with the recommendations of the Board?
My name is < First name, Last name > and I’m calling on a recorded line regarding the upcoming shareholder meeting for Western Asset Funds.
Is < SH Full Name > available?
If yes
If a third party needs more info
If yes / If vote direction is given
If No / SH Declines to Vote
If Households for same SH:
I see you have additional investments with Western Asset Funds.
Would you like to vote the same way on those investments?
< Use Appropriate Rebuttal followed by>
Would you like to vote along with the recommendations of the Board?
Note: Look for other shareholders / JT TEN
Vote direction is given
SH Declines to Vote
after rebuttals
Is there a better time to reach them?
Thank you. I am recording a < For / Against / Abstain > vote on your
Western Asset Funds investment(s) and will send a printed confirmation
<for each> to < Registration Street address >.
For confirmation purposes, may I have your city, state and zip code?
< note: if SH declines, we can accept vote with correct zip or city >
For BEN CFS Shareholders Only:
Thank you. When you receive the confirmation, please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.
Thank you for your time and your vote. Have a great < day / evening >.
Is there a better time to reach them?
< If appropriate >
We can be reached at 866-859-8682 and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday.
Thank you for your time. Have a great < day / evening >.
Thank you for your time and your vote. Have a great < day / evening >.
If Households for additional SHs:
Thank you. I see that < Other SH Name > also holds this investment. May I speak to them?

NCU Proxy Call Flow – Voting Campaigns
Alternative Call Flows – Personal Investments
Investment held in a Custodial Account for a minor – Ask for Custodian:
My name is < First Name, Last name > and I am calling on a recorded line regarding the investment in Western Asset Corporate Loan Fund Inc you control as custodian for < name of minor >.
TIP: Often, you will see a broker as cust for an individual investment; however, CUST scripting is appropriate only when the registration has a person as custodian for another person.
CUSTODIAL Abbreviations
C/F, CUST Custodian: authorized
RI, RESP PERS Responsible Individual (Cust): authorized
UGMA Uniform Gifts to Minors Act
UTMA Uniform Transfers to Minors Act
COVERDELL ESA Coverdell Educational Savings Account
Ex: JOHN Q SMITH CUST
JAMES R SMITH UGMA
123 MAIN ST.
Ex: JANE BRANDING C/F
ELAINE JOHNSON (MINOR)
123 MAIN ST.
Investment held in a Trust w/ no FBO – Ask for Trustee:
My name is < First Name, Last name > and I am calling on a recorded line regarding the investment in Western Asset Corporate Loan Fund Inc. held in the < Trust Name > for which you were listed as Trustee.
TIP: If there is no trust name (just a Trustee and UA DTD), the trust name is ‘the Trust’
TRUST Abbreviations
TTEE, TR Trustee (TR is uncommon): authorized
TR, LIVT Trust, Living Trust
REV, IRREV Revocable, Irrevocable
UA DTD Under the Agreement Dated
Ex:
LINDA Q SMITH TTEE
JOHN SMITH REV LIV TR
U/A DTD 7/21/2001
123 MAIN ST.
Authorization Procedures - Personal
3rd Party/ Contact States they Handle Proxy Voting
Personal investment where SH is incapacitated or deceased
OR Business Contact states they do NOT handle voting
Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on this investment. Are you authorized to vote on this investment?
If Yes: May I have your name and relationship to the shareholder?
The Board is recommending a vote FOR the proposal. Would you like to vote along with the board?
Is there another person handling the investments?
Are they available?
Clarifying Abstain
IF a shareholder states ‘I will abstain’ or simply ‘I abstain’, please ask:
“Just to clarify, are you casting an Abstain vote, or not voting at all?”
Email Remails
IF a shareholder states they want to read about the proposals, offer to review the proposals. If sh still wants to review, ALWAYS offer an email first:
“The fastest and most cost effective way to get those materials to you is via email. Do you have a valid email address?”
Reminder: escalate to (or inform) a support person in the following situations:
* person asks for supervisor * incomplete confirmation (C,S,Z) * incomplete authorization procedures
* potential complaint * unsure if vote can be recorded * complex vote direction
* sh wants same-day callback * agent misvote * sh has difficult questions

NCU Proxy Call Flow – Voting Campaigns
Alternative Call Flows – Business Investments
Investment held in a Company / Association / Club Name (no contact):
My name is < First Name, Last name > and I am calling on a recorded line (from Georgeson, if applicable) regarding the investment in Western Asset Corporate Loan Fund Inc. registered to < Company Name >. I am trying to reach the person that handles proxy voting.
Ex:
VFW POST 2454
123 MAIN ST.
Ex:
BOB’S BUILDERS CONSTRUCTION
123 MAIN ST.
Investment held in a Company Name / 401k / Pension Plan / Association / Club / ATTN (w/ contact):
My name is < First Name, Last name > and I am calling on a recorded line (from Georgeson, if applicable) regarding the investment in Western Asset Corporate Loan Fund Inc. registered to < Company Name > < 401 K / Pension Plan > for which you are listed as < Trustee / Contact Person >.
I am trying to reach the person that handles proxy voting.
Ex:
ADVANCED ORTHODICS PFT SH PLN ANDREW ADAMS TTEE
123 MAIN ST.
Ex:
S & W DIAMONDS AND GOLD LLC
401K PLAN
ATTN: JANE JONES
123 MAIN ST.
Investment Registration is Not Clearly Business or Personal (e.g. SH name and business name – no other info):
My Name is < First Name, Last name > and I am calling on a recorded line, regarding the investment in Western Asset Corporate Loan Fund Inc. the registration reads < Review Registration >, is this something that you hold as a personal investment or something you handle for the business?
Ex:
STAR YOGA
DEBRA ALLEN
123 MAIN ST.
Investment Registration includes C/O (denotes mailing address) – Ask for C/O:
My name is < First Name, Last name > and I am calling on a recorded line (from Georgeson, if applicable) regarding the investment in Western Asset Corporate Loan Fund Inc. registered to < Company Name / SH Full Name >. Materials were sent to < C/O Name > at < Registration Street Address >.
I am trying to reach the person that handles the proxy voting for this investment.
Business
Ex:
COLORADO RANCH
C/O CHRISTOPHER WILLIS
123 MAIN ST.
Personal
Ex:
ANNE LITTLE
C/O BETTY TEMPLE
123 MAIN ST.
For ALL Business Investments, we must ask:
Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on this investment. Are you authorized to vote on this investment?
If Yes: May I have your name and position with the < Company / Club >?
The Board is recommending a vote FOR the proposal. Would you like to vote along with the board?
Common Abbreviations for Investment Companies found in Registration
ATC
Ameriprise
FCC
First Clearing LLC
FMT
First Mortgage Trust
MLPF&S
NFS/FMTC
Nat’l Fin. Services/Fidelity Mgmt. Trust Co. or “Fidelity”
NM
Northwest Mutual
WFA
Wells Fargo Advisors
WFBNA
Wells Fargo Bank N.A.